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                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                Salomon Brothers Variable Large Cap Growth Fund

                       SUPPLEMENT DATED FEBRUARY 6, 2004
                    TO THE PROSPECTUS DATED APRIL 30, 2003

   The following information amends and supersedes, as applicable, the information contained in the Prospectuses and Statement of Additional Information for Salomon Brothers Variable Series Funds Inc, with respect to Class I and Class II shares of Salomon Brothers Variable Large Cap Growth Fund (the "Fund"):

   Effective March 1, 2004, Alan Blake has been named the Portfolio Manager of the Fund. Mr. Blake is a managing director of Citigroup Global Markets Inc. and has approximately 25 years of securities business experience.

   Also effective March 1, 2004, the monthly management fee payable by Salomon Brothers Variable Series Funds Inc to Salomon Brothers Asset Management Inc with respect to the Fund has been reduced to an annual rate of 0.70% of the Fund's average daily net assets.



FD 02915
SAM 0550